UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

NACEL ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

WYOMING	4911	20-4315791
(State or other Jurisdiction of	(Standard Industrial	(I.R.S. Employer
Incorporation or Organization)	Classification Code Number)	Identification No.)

1128 12th Street, Suite B, Cody, Wyoming             82414

(Name and address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: 307-461-4221

Securities to be registered pursuant to Section 12(b) of the Act:

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box. |X|

Securities Act registration statement file number to which this form relates:
(if applicable) 333-142860

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock
(Title of class)

Preferred Stock
(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

Incorporated by reference from Registration Statement on Form SB-2, Commission
File Number 333-142860 filed May 11, 2007.

Item 2. Exhibits.

3    Articles of Incorporation & By-Laws
      (a) Articles of Incorporation of the Company
      (b) By-Laws of the Company

Incorporated by reference from Registration Statement on Form SB-2, Commission
File Number 333-142860 filed May 11, 2007.

SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of
1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

NACEL ENERGY CORPORATION
(Registrant)

Date: March 31, 2008

By: /s/ Brian Lavery
President and Principal Executive Officer, Principal Financial Officer
and Principal Accounting Officer